SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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[ ]	Definitive Information Statement

PSI CORPORATION

 (Name of Registrant as Specified in Its Charter)

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PSI Corporation

7222 Commerce Center Dr., Suite 210

Colorado Springs, Colorado 80919

_________________________________

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY.

_________________________________

May 26, 2011

To the stockholders of PSI Corporation:

The purpose of this letter is to inform you that the Board of Directors of PSI Corporation, a Nevada corporation (“we,” “us,” the “Company”), and holders of a majority of the issued and outstanding shares of our capital stock entitled to vote, have approved the following corporate actions in lieu of a meeting pursuant to Section 78.320 of the Nevada Revised Statutes: (i) elect three (3) Directors to serve until the next Annual Meeting or until their successors are duly elected and qualified (“Proposal 1”); (ii) amend its Articles of Incorporation to increase the number of authorized shares of common stock from 300 million to 800 million shares (“Proposal 2”); (iii) amend its Articles of Incorporation to change the name PSI Corporation to Coupon Express, Inc. (“Proposal 3”); (iv) ratify the appointment of Patrick Rodgers, CPA, P.A., as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2011 (“Proposal 4”); and (v) ratify, confirm and approve the actions taken by Eric L. Kash in his capacity as a Director, Chief Financial Officer and Chief Executive Officer since July 7, 2007 (“Proposal 5”).

The holders of a majority (approximately 50.155%) of the 158,165,094 shares of our common stock outstanding as of March 7, 2011, the record date, have executed written consents in favor of the actions listed above, which are described in the accompanying Information Statement in greater detail.  These consents satisfy the stockholder approval requirement for the proposed actions and allow us to take the proposed actions on or about June 20, 2011.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Notice and the attached Information Statement are being circulated to advise the stockholders of certain actions already approved by written consent of the stockholders who collectively hold a majority of the voting power of our common stock.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the stockholders, at which time we will file the Certificate of Amendment with the Nevada Secretary of State.  Therefore, this Notice and the attached Information Statement are being sent to you for informational purposes only.

YOUR CONSENT IS NOT REQUIRED AND IS NOT BEING SOLICITED IN CONNECTION WITH THIS ACTION.

By order of the Board of Directors
/s/ Eric L. Kash
Eric L. Kash
Chief Executive Officer and Director

PSI Corporation

7222 Commerce Center Dr., Suite 210

Colorado Springs, Colorado 80919

INFORMATION STATEMENT

______________________

This is to inform you that the Board of Directors of PSI Corporation, a Nevada corporation (“we,” “us,” the “Company”), has adopted, and holders of a majority of the outstanding shares of our common stock have consented in writing to effectuate the following: (i) elect Eric L. Kash, Herbert B. Soroca, and James Tammero as Directors to serve until the next Annual Meeting or until their successors are duly elected and qualified;  (ii) amend its Articles of Incorporation to increase the number of authorized shares of common stock from 300 million to 800 million shares; (iii) amend its articles of incorporation to change the name PSI Corporation to Coupon Express, Inc.; (iv) ratify the appointment of Patrick Rodgers, CPA, P.A., as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2011; and (v) ratify, confirm and approve the actions taken by Eric L. Kash in his capacity as a Director, Chief Financial Officer and Chief Executive Officer since July 7, 2007.

This Information Statement is being mailed on or about May 26, 2011 to holders of record of our stock as of March 7, 2011.

The above actions will be taken no earlier than 20 days following the mailing of this Information Statement to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY OR A CONSENT AND YOU

ARE REQUESTED NOT TO SEND US A PROXY OR A CONSENT

The date of this Information Statement is May 26, 2011.

You are being provided with this Information Statement pursuant to Section 14C of the Securities Exchange Act of 1934, as amended, and Rule 14c and Schedule 14C thereunder.

THIS INFORMATION STATEMENT INCORPORATES BY REFERENCE DOCUMENTS RELATING TO THE COMPANY, WHICH ARE NOT PRESENTED IN OR WITH THIS INFORMATION STATEMENT.  DOCUMENTS RELATING TO THE COMPANY (OTHER THAN EXHIBITS TO THESE DOCUMENTS UNLESS THESE EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE) ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS INFORMATION STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST, WITHOUT CHARGE, BY WRITING TO PSI CORPORATION, 7222 COMMERCE CENTER DRIVE, SUITE 210, COLORADO SPRINGS, COLORADO 80919 OR BY CALLING THE COMPANY AT (914) 371-2441.  COPIES OF DOCUMENTS SO REQUESTED WILL BE SENT BY FIRST CLASS MAIL, POSTAGE PAID, WITHIN TEN BUSINESS DAYS OF THE RECEIPT OF SUCH REQUEST.

Important Notice Regarding Availability of Information Statement Materials in connection with this

Notice of Stockholder Action by Written Consent:

The Information Statement is available at:  www.psicorp.com.

CORPORATE ACTION

The Nevada Revised Statutes permit the holders of a majority of the shares of our outstanding stock to approve and authorize actions by written consent of a majority of the shares outstanding as if the action were undertaken at a duly constituted meeting of our stockholders.  Currently, our only class of securities entitled to vote on the matters to be acted upon is common stock, par value $0.001 (“Common Stock”).  The record date for determination of the security holders entitled to vote or give consent is March 7, 2011 (the “Record Date”).  At the Record Date there were 158,165,094 shares of Common Stock, each share being entitled to one vote.  The consent of the holders of a majority of the shares entitled to vote upon the matters is required for approval of the actions.  The board of directors and stockholders owning 79,324,519 shares of Common Stock, which constitutes 50.155% and therefore a majority of our outstanding voting securities, have adopted, ratified, and approved resolutions to effect the actions listed above.  No other votes are required or necessary.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of Common Stock by (i) each of our named executive officers listed in the summary compensation table; (ii) our current officers and directors; and (iii) our current officers and directors as a group.

As used in the table below, the term “beneficial ownership” means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security.  A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date.  Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated.  The table below is based on 158,165,094 shares of our Common Stock issued and outstanding.

		Amount of Beneficial Ownership
Name and Address of Beneficial Owner[1]	Nature of Beneficial Ownership	Shares Owned	Shares – Rights to Acquire	Total Number	Percent of Shares Beneficially Owned
Lazarus Investment Partners LLLP c/o Lazarus Management Company LLC 2401 E. 2nd Ave., Suite 600, Denver, CO 80206	Principal Stockholder	28, 952,779	0	28,952,779	19.5%
Eric L. Kash	Chief Executive Officer, Chief Financial Officer and Director	1,700,000[2]	10,000,000	11,700,000	7.8%
Herbert B. Soroca	Director and Chairman of Audit Committee	833,000	0	833,000	*
All directors and executive officers as a group (2 persons)		2,533,000	10,000,000	12,533,000	8.44%

* Percentage of shares beneficially owned does not exceed one percent of issued and outstanding shares of stock.

1 Unless otherwise stated, the address of each beneficial owner listed on the table is c/o PSI Corporation, 303 5th Avenue, Room 206, New York, New York 10016.

2 Includes 700,000 shares of common stock owned directly by Mr. Kash, and options to purchase an additional 1,000,000 shares of Common Stock.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION

TO MATTERS TO BE ACTED UPON

Excluding the election of three Directors pursuant to Proposal 1 and Eric L. Kash, whose actions were ratified, confirmed and approved pursuant to Proposal 4, none of our officers, directors, or any of their respective affiliates has any substantial interest in the proposals to be acted upon.

NO DISSENTER’S RIGHTS

Under the Nevada Revised Statutes, any dissenting stockholders are not entitled to appraisal rights with respect to any of the actions described in this information statement, and we will not independently provide our stockholders with any such right.

THE PROPOSALS

PROPOSAL 1

ELECTION OF DIRECTORS

Three (3) Directors have been nominated for election to the Board of Directors to serve until the next Annual Meeting or until a successor has been elected and qualified.  Information about each of the nominees for election as Directors is set forth below.

Name

Age

Position

Director Since

Eric L. Kash

53

Director and Chief Executive and Financial Officer

2008

Herbert B. Soroca

67

Director (Nominee) and Secretary

2010

James Tammero

56

Director (Nominee)

----

Eric L. Kash

Eric L. Kash has been our Chief Executive Officer since June 30, 2010, and Chief Financial Officer since November 10, 2008.  He has also served as a Director since 2008.  Prior to his joining the Company as a Director, he worked as an investment banker with Basic Investors.

Herbert B. Soroca

Herbert B. Soroca, a Nominee for Director, has served as our Secretary since 2011.  He is the current chairman and CEO of North Cove Capital and former Managing Director and Head of Corporate Finance for Palicapital Inc.

James Tammero

James Tammero, a Nominee for Director is a founding partner of Tandem Global Partners.  He was also the Managing Director of Financial Institutions and Hedge Funds at HSBC from 2004 to 2006.

As of even date herewith, the stockholders holding a majority of the voting power of PSI took action by written consent approving the election of these three (3) Directors.

PROPOSAL 2

INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Articles of Incorporation currently provide for Three Hundred Million (300,000,000) shares of Common Stock and Five Million (5) shares of Preferred Stock, each having a par value of $.001 per share.  The Board of Directors believes that an additional Five Hundred Million (500,000,000) shares of Common Stock would more appropriately reflect that present and future needs of PSI.  The purpose for this increase in the number of shares of Common Stock to Eight Hundred Million (800,000,000) is to afford us flexibility in making acquisitions through the use of stock, structuring joint ventures and strategic alliances, raising equity capital, reserving additional shares for issuance under employee incentive plans, and facilitating other general corporate purposes, including stock dividends, stock splits and similar uses.

As of even date herewith, the stockholders holding a majority of the voting power of PSI took action by written consent approving this action.  We intend to file, as soon as practicable on or after the twentieth (20th) day after this information statement is sent to our stockholders, an amendment to our Articles of Incorporation effectuating the increase in the number of shares of Common Stock to Eight Hundred Million (800,000,000) shares.  A copy of the amendment is attached hereto as Exhibit A.

PROPOSAL 3

CHANGE OF NAME FROM PSI CORPORATION TO COUPON EXPRESS, INC.

The Board of Directors believes that changing the name of the Company from PSI Corporation to Coupon Express, Inc. will substantially improve PSI’s business as a whole.  A corporate name change to Coupon Express, Inc. will be more descriptive of PSI’s coupon dispensing machines – its principal business focus.  These machines can be individually programmed for targeted messaging and couponing based upon customer behavioral analysis.  They also offer higher coupon redemption, faster coupon reimbursement, better inventory management and reduction in coupon fraud.

The voting and other rights that accompany our Common Stock will not be affected by the change in our corporate name.  Stockholders will not be required to have new stock certificates reflecting the name change.  New stock certificates will be issued in due course as old certificates are tendered to our transfer agent.  The proposed name change will not have any material affect on our business, operations, reporting requirements or stock price.

As of even date herewith, the stockholders holding a majority of the voting power of PSI took action by written consent approving this action.  We intend to file, as soon as practicable, on or after the twentieth (20th) day after this information statement is sent to our stockholders, an amendment to our Articles of Incorporation effectuating the corporate name change from PSI Corporation to Coupon Express, Inc.  A copy of the amendment is attached hereto as Exhibit A.

PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Patrick Rodgers, CPA, P.A. (“Mr. Rodgers”) to serve as its independent registered public accounting firm for the fiscal year ending October 31, 2011.  The aggregate fees billed for professional services rendered by Mr. Rodgers for the fiscal years ended October 31, 2010 and October 31, 2009, for the annual audit of the Company’s financial statements for such years amounted to $15,0000 and $9,000 respectively.  The aggregate fees billed for audit-related services not reported as Audit Fees rendered by Mr. Rodgers for the years ended October 31, 2010 and October 31, 2009, amounted to $1,135.04 and $0 respectively.  The aggregate fees billed for tax services rendered by Mr. Rodgers for the years ended October 31, 2010 and October 31, 2009, amounted to $0.00 and $0.00 respectively.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit, review or attest services for the Company.  Each such firm shall report directly to the Company’s Audit Committee.  The Audit Committee is also responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

Mr. Rodgers has no direct financial interest or indirect financial interest in PSI.  As of even date herewith, the stockholders holding a majority of the voting power of PSI took action by written consent ratifying the appointment of Patrick Rodgers, CPA, P.A. to serve as its independent registered public accounting firm for the fiscal year ending October 31, 2011.

PROPOSAL 5

RATIFICATION OF ACTIONS TAKEN BY ERIC L. KASH

Eric L. Kash (“Mr. Kash”) is the Chief Executive Officer and the Chief Financial Officer of PSI Corporation and has served as a Director since 2008.  The Board of Directors has determined that since July 7, 2007, Mr. Kash has not been involved in any matter that is adverse to the best interests of PSI, nor is he currently involved in any such matters.  Further, Mr. Kash has advised the Board of Directors that he knows of no matter in which he was or is involved that is in any way adverse to the best interests of PSI.  The sole purpose for stockholder ratification of Mr. Kash’s actions was to lower the premium costs of the Company’s directors and officers insurance by demonstrating that the Company is unaware of any potential stockholder claims that exist upon the applicable policy.

As of even date herewith, the stockholders holding a majority of the voting power of PSI took action by written consent ratifying, confirming and approving the actions taken by Eric L. Kash since July 7, 2007.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements as such term is defined by the Securities and Exchange Commission (the “Commission”) in its rules, regulations, and releases, which represent our expectations or beliefs, including, but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans.  For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements.  These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation. and any other factors discussed in our filings with the Commission.

INCORPORATION OF FINANCIAL INFORMATION

Our Annual Report on Form 10-K for the year ended October 31, 2010 (the “Annual Report”) and the Quarterly Report on Form 10-Q for the period ended January 2011 (the “Quarterly Report”), both as filed with the Commission, are incorporated in their entirety by reference into this Information Statement.  This Information Statement is accompanied by copies of the Annual Report and the Quarterly Report.  We will provide, without charge, to each stockholder as of the record date, upon the written or oral request of the stockholder and by first class mail or other equally prompt means within one business day of our receipt of such request, additional copies of the Annual Report and Quarterly Report that we have incorporated by reference into this information Statement, as well as all amendments thereto, including the financial statements and schedules, as filed with the Commission.  Stockholders should direct the written request to PSI Corporation, 7222 Commerce Center Drive, Suite 240, Colorado Springs, Colorado 80919.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address.  Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future.  If a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (914) 371-2441 or by mail to our address at 7222 Commerce Center Drive, Suite 210, Colorado Springs, Colorado 80919.

MISCELLANEOUS

We request brokers, custodians, nominees, and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock, and we will reimburse such holders for their reasonable expenses in connection therewith.  Additional copies of this Information Statement may be obtained at no charge from our transfer agent, Worldwide Stock Transfer LLC, 433 Hackensack Avenue - Level L, Hackensack, New Jersey 07601, Tel: (201) 820-2008.

By order of the Board of Directors

/s/ Eric L. Kash
Eric L. Kash
Chief Executive Officer and Director

EXHIBIT A

Certificate of Amendment to Articles of Incorporation

of

PSI Corporation

IT IS HEREBY CERTIFIED THAT:

FIRST:	The name of the corporation is PSI Corporation (hereinafter called the “Corporation”).

SECOND:	The First Article shall be amended to read as follows:
“First. The name of the corporation is Coupon Express, Inc.”

The Fourth Article shall be amended to read as follows:

“Fourth.       The aggregate number of shares that the corporation shall have the authority to issue shall be Eight Hundred Million (800,000,000) shares of common stock,

                     par value $0.001 per share, and Five Million (5,000,000) shares of preferred stock, par value $0.001 per share.”

THIRD:	The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.

FOURTH:	The Corporation is a corporation that has issued stock.

FIFTH:

The foregoing amendment of the Certificate of Incorporation has been duly approved by the written consent of stockholders representing a majority of the voting power, in accordance with the provisions of Sections 78.385 and 78.390 of the Nevada Revised Statutes.

SIXTH:	The effective date of filing is May ___, 2011.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

In Witness Whereof, the Corporation has caused this Certificate of Amendment to the Articles of Incorporation to be signed by its duly authorized officer this ___ day of May, 2011.

/s/ Eric L. Kash
Eric L. Kash
Chief Executive Officer and Director